EXPURGATED                                              Confidential Treatment
                                                        Requested By Northwest
                                                        Airlines Corporation
                                                        Exhibit 10.1


                                 Amendment No. 5
                         to the A330 Purchase Agreement
                          dated as of February 10, 1989

                                     between

                                 AVSA, S.A.R.L.

                                       and

                             NORTHWEST AIRCRAFT INC.


This Amendment No. 5 (hereinafter referred to as the "Amendment") is entered into as of March 29, 1996, between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller"), and NORTHWEST AIRCRAFT INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 2700 Lone Oak Parkway, Eagan, Minnesota 55121, USA (hereinafter referred to as the "Buyer").

All capitalized terms not otherwise defined herein shall have the meanings provided for in the Agreement (as defined hereinbelow). The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Amendment. Both parties agree that this Amendment shall constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment shall govern.

                                   WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A330 Purchase Agreement, dated as of February 10, 1989, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A330 aircraft (the "Aircraft"), which agreement, as previously amended and supplemented by Amendment No. 1, dated May 31, 1989, Amendment No. 2, dated June 5, 1992, Amendment No. 3, dated December 7, 1992, and Amendment No. 4, dated August 5, 1993, together with all Exhibits, Appendices and Letter Agreements attached thereto, is hereinafter called the "Agreement";


WHEREAS, the Buyer and the Seller have agreed to provide for revisions to the Agreement, by way of this Amendment;

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.       DELIVERY SCHEDULE

         The delivery schedule in Subclause 9.1.1 of the Agreement, as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 4 to the Agreement, is superseded and replaced by the following schedule for Aircraft Nos. 1 through 16:

         QUOTE

           Aircraft No.                      Month of Delivery

           Aircraft No.   1                  {CONFIDENTIAL
           Aircraft No.   2                  MATERIAL
           Aircraft No.   3                  OMITTED
           Aircraft No.   4                  AND FILED
           Aircraft No.   5                  SEPARATELY
           Aircraft No.   6                  WITH THE
           Aircraft No.   7                  SECURITIES
           Aircraft No.   8                  AND
           Aircraft No.   9                  EXCHANGE
           Aircraft No.  10                  COMMISSION
           Aircraft No.  11                  PURSUANT
           Aircraft No.  12                  TO A
           Aircraft No.  13                  REQUEST
           Aircraft No.  14                  FOR
           Aircraft No.  15                  CONFIDENTIAL
           Aircraft No.  16                  TREATMENT}

         UNQUOTE

2. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

3. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

4.       AIRCRAFT DEPOSITS

         The Buyer has previously paid to the Seller US $125,000 (US dollars -- one hundred twenty-five thousand) per Aircraft pursuant to Paragraph 3 of Amendment No. 3 to the Agreement. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

5.       EFFECT OF AMENDMENT ON PREDELIVERY PAYMENTS

5.1 The Buyer and the Seller hereby agree to adjust payment dates for the predelivery payments related to each of the Aircraft to correspond to the revised delivery schedule agreed in Paragraph 1 of this Amendment. The new payment dates will be determined in accordance with and will be subject to all existing terms and conditions of the Agreement that relate to predelivery payments. The adjusted payment dates shall be effective as of the date of this Amendment.

5.2 The schedule of predelivery payments as set forth in Subclause 6.2.2 of the Agreement, as amended by Amendment No. 3 to the Agreement, is deleted in its entirety and replaced by the following:

QUOTE
                                                        Percentage of the
Predelivery                                             New Predelivery
Payment                                                 Payment Reference
Number            Payment Date                          Price

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
         THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
         REQUEST FOR CONFIDENTIAL TREATMENT}


         UNQUOTE

6. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

7.       REMARKETING

         The Buyer hereby acknowledges for the benefit of the Seller that the Seller shall have, as of the date hereof, the absolute, unconditional and unfettered right, at the Seller's option, to remarket to any other existing or future customer the delivery positions formerly assigned to the Buyer under the Agreement and rescheduled hereby.

8.       APPLICABILITY OF AMENDMENT

         The Agreement shall be deemed amended to the extent herein provided and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

9.       GOVERNING LAW

         THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PERFORMANCE OF THIS AMENDMENT SHALL BE DETERMINED ALSO IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

10.      ASSIGNMENT

         Notwithstanding any other provision of this Amendment or of the Agreement, this Amendment and the rights and obligations of the Buyer hereunder shall not be assigned or transferred in any manner independently of the Agreement without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 10 shall be void and of no force or effect.

11.      CONFIDENTIALITY

         Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of this Amendment and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the Buyer and Northwest shall use their reasonable efforts to limit the disclosure of the contents of this Amendment to the extent legally permissible in any filing required to be made by the Buyer or Northwest with any governmental agency and shall make such applications as shall be necessary to implement the foregoing. The Buyer, Northwest and the Seller shall consult with each other prior to the making of any public disclosure, otherwise permitted hereunder, of this Amendment or the terms and conditions thereof. The provisions of this Paragraph 11 shall survive any termination of this Amendment.

         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.


                                              AVSA, S.A.R.L.



                                              By:   /s/ Christophe Mourey

                                              Its:   Chief Executive Officer

Accepted and Agreed

NORTHWEST AIRCRAFT INC.


By:    /s/ Joseph E. Francht, Jr.
Its:    Vice President-Finance and Treasurer

Consented to:

NORTHWEST AIRLINES, INC.


By:    /s/ Joseph E. Francht, Jr.
Its:    Senior Vice President-Finance and Treasurer